LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated July 8, 2013

to Prospectuses Dated May 1, 2013

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Guggenheim VT DWA Sector Rotation Fund, this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

At the recommendation of Security Investors, LLC, (the “Advisor”) the investment adviser to the DWA Sector Rotation Fund (a “Fund”), a series of Rydex Variable Trust (the “Trust”), the Board of Trustees of the Trust (the “Board”) approved the liquidation of the Fund pursuant to the terms of a Plan of Liquidation (the “Plan”). The Plan also is subject to the approval of the Fund’s shareholders. The Advisor anticipates liquidating the Fund on or about September 6, 2013 (the “Liquidation Date”). The Fund may deviate from its investment objective and principal investment strategies.

In preparation for this liquidation, effective August 1, 2013, Midland National will close the Guggenheim DWA Sector Rotation Fund to new investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value from current contract owners who would be investing for the first time in the DWA Sector Rotation Fund.

On page two of the prospectus, under Separate Account Investment Options, the following Fund will be closed to all investors as of August 1, 2013 and the Fund will be liquidated on or about September 6, 2013.

Guggenheim VT DWA Sector Rotation

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund will be closed to all investors as of August 1, 2013 and the Fund will be liquidated on or about September 6, 2013.

Guggenheim VT DWA Sector Rotation	Seeks to provide long-term capital appreciation.	Guggenheim Investments (an affiliate of the Company)

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this supplement for future reference.